Exhibit 10.26

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (herein, this “Amendment”) is entered into as of August 8, 2014 , by and among Commercial Credit Group Inc., a Delaware corporation (the “Borrower”), the financial institutions party to this Amendment, as Lenders, and BMO Harris Bank N.A., as Administrative Agent.

PRELIMINARY STATEMENTS

A. The Borrower and BMO Harris Bank N.A., as Lender and as Administrative Agent, are parties to that certain Credit Agreement dated as of January 8, 2014 (as the same may be amended, modified, restated or supplemented from time to time pursuant to the terms thereof, the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Borrower and the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1. Section 1.1 of the Credit Agreement (Definitions) shall be amended by amending and restating the definitions of “Non-Consenting Lender,” “Required Lenders” and “Swingline Sublimit” in their entirety to read as follows:

“Non-Consenting Lender” means any Lender, after ten (10) days’ prior written notice, that does not approve any consent, waiver or amendment that (a) requires the approval of all affected Lenders in accordance with the terms of Section 13.3 and (b) has been approved by the Required Lenders (determined without regard to the Non-Consenting Lender’s Total Credit Exposure).

“Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders; provided that, if there is only one (1) Lender, Required Lenders shall mean such Lender, provided, further, if there are only two Lenders, “Required Lenders” shall require the consent of all Lenders unless the Borrower elects to terminate the commitment of a Non-Consenting Lender as permitted by Section 2.10. To the extent provided in the last paragraph of Section 13.3, the Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Swingline Sublimit” means (a) $0 if there is one Lender and (b) at such time there shall be two or more Lenders, $10,000,000, as reduced pursuant to the terms hereof.

1.2. Section 2.3 of the Credit Agreement (Minimum Borrowing Amounts; Maximum Eurodollar Loans) shall be amended and restated in its entirety to read as follows:

Section 2.3. Minimum Borrowing Amounts; Maximum Eurodollar Loans. Each Borrowing of Revolving Loans advanced under the Revolving Facility shall be in an amount not less than $100,000 or such greater amount which is an integral multiple of $25,000. Each Swingline Loan shall be in a minimum amount of $50,000 or such greater amount which is an integral multiple of $50,000.

1.3. Section 2.10 of the Credit Agreement (Replacement of Lenders) shall be amended and restated in its entirety to read as follows:

Section 2.10. Replacement of Lenders. If any Lender requests compensation under Section 4.4, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.1 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 4.7, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent no later than sixty (60) days after the relevant triggering event described above (except in the case of a Defaulting Lender in which case at any time upon notice to such Lender and the Administrative Agent), either (a) require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 13.2), all of its interests, rights (other than its existing rights to payments pursuant to Section 4.1 or Section 4.4) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment) or (b) so long as no Default shall have occurred and be continuing or would arise after giving effect to this subsection, terminate the Commitment of such Lender and repay all Obligations of the Borrower owing to such Lender within ninety (90) days of such termination date; provided that in the case of any such termination of Commitment with respect to a Non-Consenting Lender such termination shall be sufficient (together with all other Non-Consenting Lenders) to cause the adoption of the applicable departure, waiver or amendment of the Loan Documents; provided that:

(i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 13.2;

(ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts in the case of an assignment or all amounts in the case of a termination of Commitments);

(iii) in the case of any assignment resulting from a claim for compensation under Section 4.4 or payments required to be made pursuant to Section 4.1, such assignment will result in a reduction in such compensation or payments thereafter;

(iv) in the case of any assignment, such assignment does not conflict with applicable law; and

(v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

1.4. Schedule 2.1 to the Credit Agreement (Commitments) shall be amended and restated in its entirety to read as set forth on Annex 1 attached hereto and made a part hereof.

SECTION 2.     CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Borrower and the Lenders, including Branch Banking and Trust Company, shall have executed and delivered this Amendment;

2.2. Pursuant to Section 2.12 of the Credit Agreement, the Borrower, Branch Banking and Trust Company, and the Administrative Agent shall have executed and delivered an Increase Request in the form attached hereto as Annex 2, and the New Lender described therein shall have completed and delivered to the Administrative Agent the Administrative Questionaire and tax forms called for thereby;

2.3. The Borrower shall have executed and delivered to the Administrative Agent (for distribution to the relevant Lender) (a) a Revolving Note payable to Branch Banking and Trust Company in the amount of its Commitment in the form attached hereto as Annex 3 and (b) a Swing Note payable to the Swingline Lender in the amount of the Swingline Sublimit in the form attached hereto as Annex 4;

2.4. Legal matters incident to the execution and delivery of this Amendment and the other Loan Documents called for hereby shall be satisfactory to the Administrative Agent and its counsel; and

2.5. The Borrower shall have paid, to the extent invoiced, all reasonable and documented attorney fees and expenses of counsel to the Administrative Agent.

SECTION 3.     REPRESENTATIONS.

In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to the amendments set forth in Section 1 above, (a) the representations and warranties set forth in Section 6 of the Credit Agreement and in the other Loan Documents are and shall be and remain true and correct in all materials respects (where not already qualified by materiality, otherwise in all respects), except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders, and (b) the Borrower is in compliance with the terms and conditions of the Credit Agreement and the other Loan Documents and no Default exists or shall result after giving effect to this Amendment.

SECTION 4.     MISCELLANEOUS.

4.1. The Borrower heretofore executed and delivered to the Administrative Agent and the Lenders the Security Agreement and certain other Collateral Documents. The Borrower hereby acknowledges and agrees that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby as well as all other Secured Obligations; and the Collateral Documents and the rights and remedies of the Administrative Agent and the Lenders thereunder, the obligations of the Borrower thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

4.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby. This Amendment is not a novation nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Credit Agreement or the other Loan Documents, except as specifically set forth herein. Without limiting the foregoing, the Borrower agrees to comply with all of the terms, conditions, and provisions of the Credit Agreement and the other Loan Documents except to the extent such compliance is irreconcilably inconsistent with the express provisions of this Amendment.

4.3. The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents to be executed and delivered in connection herewith, including the reasonable fees and expenses of counsel for the Administrative Agent.

4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of a Portable Document Format File (also known as an “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be construed and determined in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations law of the State of New York) without regard to conflicts of law principles that would require application of the laws of another jurisdiction.

[SIGNATURE PAGES TO FOLLOW]

This First Amendment to Credit Agreement is entered into as of the date and year first above written.

“Borrower”

COMMERCIAL CREDIT GROUP INC.

	By	/s/ Paul Bottiglio
		Name	Paul Bottiglio
		Title	Treasurer
Accepted and agreed to.

BMO HARRIS BANK N.A., as Lender, Swingline Lender and Administrative Agent

	By	/s/ Robert Bomben
		Name	Robert Bomben
		Title	Director

BRANCH BANKING AND TRUST COMPANY, as Lender

	By	/s/ Mark Edwards
		Name	Mark Edwards
		Title	Senior Vice President

[Signature Page to First Amendment to Credit Agreement—CCG]

SCHEDULE 2.1

COMMITMENTS

Name of Lender	Commitment

BMO Harris Bank N.A.	$50,000,000.00

Branch Banking and Trust Company	$30,000,000.00

Total	$80,000,000.00

ANNEX 2

INCREASE REQUEST

Dated August 8, 2014

To:	BMO Harris Bank N.A., as Administrative Agent for the Lenders party to the Credit Agreement dated as of January 8, 2014, among Commercial Credit Group Inc., as Borrower, the Guarantors referred to therein, the Lenders party thereto from time to time, and the Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”)

Ladies and Gentlemen:

The undersigned, Commercial Credit Group Inc. (the “Borrower”), hereby refers to the Credit Agreement and requests that the Administrative Agent consent to an increase in the aggregate Commitments (the “Revolver Increase”), in accordance with Section 2.12 of the Credit Agreement, to be effected by the addition of Branch Banking and Trust Company (the “New Lender”), as a Lender under the terms of the Credit Agreement. Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

After giving effect to such Revolver Increase, the Commitment of the New Lender shall be $30,000,000.

1. The New Lender hereby confirms that it has received a copy of the Loan Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans and other extensions of credit thereunder. The New Lender acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. The New Lender further acknowledges and agrees that the Administrative Agent has not made any representations or warranties about the credit worthiness of any Loan Party or any of its Subsidiaries or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of any security therefor.

2. Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent, the New Lender (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a “Lender” under the Credit Agreement as if it were an original signatory thereto and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto.

3. The New Lender shall deliver to the Administrative Agent a completed Administrative Questionnaire.

4. The New Lender has delivered to the Borrower and the Administrative Agent (or is delivering to the Borrower and the Administrative Agent concurrently herewith), as required, the Tax forms referred to in Section 4.1 of the Credit Agreement.

THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

The Revolver Increase shall be effective when the executed consent of the Administrative Agent is received or otherwise in accordance with Section 2.12 of the Credit Agreement, but not in any case prior to August 8, 2014. It shall be a condition to the effectiveness of the Revolver Increase that all expenses referred to in Section 2.12 of the Credit Agreement shall have been paid.

The Borrower hereby certifies that (a) no Default has occurred and is continuing and (b) each of the representations and warranties set forth in Section 6 of the Credit Agreement and in the other Loan Documents are and remain true and correct in all material respects on the effective date of this Revolver Increase (where not already qualified by materiality, otherwise in all respects), except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such earlier date.

[SIGNATURE PAGES TO FOLLOW]

Please indicate your consent to such Revolver Increase by signing the enclosed copy of this letter in the space provided below.

Very truly yours,

COMMERCIAL CREDIT GROUP INC.

By	/s/ Paul Bottiglio
	Name	Paul Bottiglio
	Title	Treasurer

BRANCH BANKING AND TRUST COMPANY

By	/s/ Mark Edwards
	Name	Mark Edwards
	Title	Senior Vice President

The undersigned hereby consents on this 8th day of August, 2014, to the above-requested Revolver Increase BMO HARRIS BANK N.A., as Administrative Agent and Swingline Lender

By	/s/ Robert Bomben
	Name	Robert Bomben
	Title	Director

ANNEX 3

REVOLVING NOTE

U.S. $30,000,000.00	August 8, 2014

FOR VALUE RECEIVED, the undersigned, Commercial Credit Group Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to Branch Banking and Trust Company (the “Lender”) or its registered assigns on the Termination Date of the hereinafter defined Credit Agreement (or sooner as provided in Section 2.13 of the Credit Agreement), at the principal office of the Administrative Agent in Chicago Illinois (or such other location as the Administrative Agent may designate to the Borrower), in immediately available funds, the principal sum of Thirty Million and no/100 Dollars ($30,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of January 8, 2014, among the Borrower, the Guarantors party thereto, the Lenders, and BMO Harris Bank N.A., as Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

COMMERCIAL CREDIT GROUP INC.

By	/s/ Paul Bottiglio
	Name	Paul Bottiglio
	Title	Treasurer

ANNEX 4

SWING NOTE

U.S. $10,000,000.00	August 8, 2014

FOR VALUE RECEIVED, the undersigned, Commercial Credit Group Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to BMO Harris Bank N.A. (the “Lender”) or its registered assigns on the Termination Date of the hereinafter defined Credit Agreement, at the principal office of the Administrative Agent in Chicago, Illinois (or such other location as the Administrative Agent may designate to the Borrower), in immediately available funds, the principal sum of Ten Million and no/100 Dollars ($10,000,000.00) or, if less, the aggregate unpaid principal amount of all Swingline Loans made by the Lender to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each Swingline Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

This Note is the Swing Note referred to in the Credit Agreement dated as of January 8, 2014, among the Borrower, the Guarantors party thereto, the Lenders, and BMO Harris Bank N.A., as Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

COMMERCIAL CREDIT GROUP INC.

By	/s/ Paul Bottiglio
	Name	Paul Bottiglio
	Title	Treasurer